EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Kate-Lynn Genzel, Chief Financial Officer of Jet Metal Corp. (the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.
the annual report on Form 20-F of the Company for the year ended April 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  August 26, 2016
"Kate-Lynn Genzel"
Kate-Lynn Genzel
 Chief Financial Officer